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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Fidelity National Financial, Inc.:

We consent to the use of our report dated June 19, 1998, included in the Fidelity National Financial, Inc. Form 8-K filed on June 22, 1998, incorporated herein by reference.

                                        /s/ KPMG Peat Marwick LLP
Los Angeles, California
August 10, 1998